UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 16, 2011
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-32657 (Commission File Number)	980363970 (I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda
Bermuda	N/A
(Address of principal executive offices)	(Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement
     On August 16, 2011, we and our wholly owned subsidiary, Nabors Industries, Inc. (“Nabors”), entered into a purchase agreement (the “Purchase Agreement”) under which Nabors agreed to sell $700 million aggregate principal amount of its 4.625% Senior Notes due 2021 (the “Notes”) to Citigroup Global Markets Inc., Mizuho Securities USA Inc., UBS Securities LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc. and PNC Capital Markets LLC (collectively, the “Initial Purchasers”). The Notes are fully and unconditionally guaranteed by us. A copy of the Purchase Agreement is included in this Form 8-K as Exhibit 10.1, incorporated herein by reference and hereby filed; it should be read in its entirety for a complete description of its provisions and the summary in this report is qualified in its entirety by the text of such provisions.
     The closing of the sale of the Notes is expected to occur on August 23, 2011. Nabors will sell the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Initial Purchasers will then sell the Notes to (i) qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A or (ii) pursuant to Regulation S under the Securities Act. Nabors will rely on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
Item 8.01 Other Events
     On August 16, 2011, we issued a press release announcing that Nabors had commenced an offering of Senior Unsecured Notes. The Notes will be fully and unconditionally guaranteed by Nabors Industries Ltd. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Also on August 16, 2011, we issued a press release announcing that Nabors had priced $700 million in Senior Unsecured Notes due 2021 following the private placement offering it announced earlier that day. The notes will bear interest at a rate of 4.625 percent. Proceeds from the offering are intended to be used for general corporate purposes, including repayment of debt. The transaction is expected to close on or about August 23, 2011. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Document Description

10.1	Purchase Agreement, dated August 16, 2011, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc., Mizuho Securities USA Inc., UBS Securities LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc. and PNC Capital Markets LLC

99.1	Press Release

99.2	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 17, 2011	NABORS INDUSTRIES LTD.
/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Purchase Agreement, dated August 16, 2011, among Nabors Industries, Inc., Nabors Industries Ltd., Citigroup Global Markets Inc., Mizuho Securities USA Inc., UBS Securities LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, HSBC Securities (USA) Inc. and PNC Capital Markets LLC

99.1	Press Release

99.2	Press Release

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